UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 21, 2001
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                        DALLAS SEMICONDUCTOR CORPORATION
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             (Exact name of registrant as specified in its charter)


    Delaware                         1-10464                      75-1935715
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   (State or other               (Commission File Number)        (IRS Employer
jurisdiction of incorporation)                               Identification No.)

4401 South Beltwood Parkway, Dallas, Texas                   75244
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (972) 371-4000
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                                (Not Applicable)
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         (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS

         On March 21, 2001, Dallas Semiconductor Corporation, a Delaware corporation (the "Company"), issued a press release providing revenue guidance for the first quarter of 2001. Attached as Exhibit 99.1 is a copy of the press release issued by the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                  99.1     Press Release, dated March 21, 2001 (filed herewith).

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated March 21, 2001


                                   DALLAS SEMICONDUCTOR CORPORATION


                                   By:  /s/ Marla K. Suggs
                                      ------------------------------
                                      Name:  Marla K. Suggs
                                      Title: Secretary


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                                  EXHIBIT INDEX


99.1     Press Release, dated March 21, 2001 (filed herewith).